UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 11, 2013
Coeur d'Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)

1-8641
(Commission
File Number)

82-0109423
(IRS Employer
Identification No.)505 Front Ave., P.O. Box “I”
Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 15, 2013, Coeur d'Alene Mines Corporation (the “Company” or “Coeur”), issued a press release announcing production and sales for the quarter ended March 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2013, Timothy R. Winterer resigned from the Company's Board of Directors. As reported in the Company's proxy statement filed with the Securities and Exchange Commission on April 2, 2013, Mr. Winterer has reached the Board's retirement age and accordingly was not nominated for re-election at the 2013 Annual Meeting of Shareholders to be held May 14, 2013.

Item 9.01.    Financial Statements and Exhibits.

(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated April 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D'ALENE MINES CORPORATION

Date: April 15, 2013	By:/s/ Frank L. Hanagarne, Jr.
Name: Frank L. Hanagarne, Jr. Title: Senior Vice President, Chief Operating Officer and Chief Financial Officer